UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report:  August 11, 2008
Date of Earliest Event Reported:  August 7, 2008
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MAXIMUS, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-12997	54-1000588
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11419 Sunset Hills Road, Reston, Virginia	20190-5207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (703) 251-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On August 7, 2008, the Company issued a press release announcing its financial results for the quarter ended June 30, 2008.  In connection with that release, the Company is furnishing pro forma earnings per share supplemental information as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.  The full text of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.

On August 7, 2008, the Company held a conference call with respect to these financial results. The conference call was open to the public. The transcript and slide presentation that accompanied the call are furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished pursuant to Item 2.02 above.

Exhibit No.	Description

99.1	Pro Forma Earnings Per Share Supplemental Information
99.2	Press release dated August 7, 2008
99.3	Conference call transcript and slide presentation for Earnings Call -- August 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date:	August 11, 2008	By:	/s/	David R. Francis
David R. Francis
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Pro Forma Earnings Per Share Supplemental Information
99.2	Press release dated August 7, 2008
99.3	Conference call transcript and slide presentation for Earnings Call – August 7, 2008